DREYFUS STRATEGIC INCOME FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to report the performance for the Dreyfus Strategic Income Fund. For its semi-annual reporting period ended April 30, 1997 your Fund produced a total return, including bond price changes and interest income, of 4.07%* compared to 1.80% for the Merrill Lynch Domestic Master Index.** Income dividends paid from net investment income during the period amounted to approximately $.525, representing an annualized distribution rate per share of 7.41%.***
Economic Review
      The U.S. economy just kept rolling ahead over the reporting period. Inflation remained subdued. The unemployment rate fell to its lowest level in 24 years, and a surge in tax revenues meant good news for the Administration's budget reduction program. Overall, the economic news has been stellar.
      The economy grew at a robust 5.6% annual rate during the first quarter of 1997, the best quarter in nine years. Aided by falling energy prices, and with no sign of shortages of raw materials, inflation remained in check. On the consumer level, the Consumer Price Index (CPI) remained below 3%. Excluding volatile food and energy prices, the CPI is actually slowing down so far this year, running at an annual rate of 2.5%. Inflation has been further restrained by the strong dollar which has moderated the price of imports and eased potential strains on domestic production capacity.
      The strong economy has put increasing numbers of people to work. This tightening of the labor market has been a key factor in the implementation of monetary policy by the Federal Reserve Board's Open Market Committee (FOMC). The unemployment rate has been less than 5.5% since June 1996, the lowest sustained rate since the late 1980s. The rate fell to 4.9% in April of this year, its lowest level in 24 years. So far, neither strong economic growth nor wage increases have resulted in any price pressure at the consumer level. Through the first quarter (the latest available data), total employment costs (including wages and benefits) rose about the same as inflation.
      Renewed confidence, spurred by increasing job security and low inflation, has resulted in a surge in consumer spending. In the first quarter of this year, spending rose 6.4%, almost double the rate of the previous year's fourth quarter. The combined six-month performance was the largest increase in consumer spending over the past ten years. Retail sales have increased in the early part of this year as well; first quarter results were sharply higher than in the last quarter of 1996. Not surprisingly, industrial production has been building momentum over the reporting period. The latest report on capacity utilization indicated the highest level in two years. So far, while the potential exists for production bottlenecks, prices for raw materials and worker wage demands have remained modest.
      Continued economic growth and the resulting rise in tax revenues have slashed further the Federal budget deficit. Administration officials estimate that this year's deficit will be about $75 billion, its lowest level in twenty-three years. Such good news on the deficit could make it easier to negotiate the Administration's bipartisan plan to balance the budget by 2002.
      While we seem to be enjoying the best of all possible economic worlds, the potential for future inflation is what concerns the Fed. Such concern resulted in the March decision by the FOMC, the policy-making arm of the Federal Reserve, to raise the Federal Funds rate one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) The traditional assumption that strong economic growth and low unemployment will eventually result in rising inflation still drives the Fed's monetary policy initiatives. Although there was little reported evidence of incipient inflation, the Fed executed a preemptive move of moderate monetary restraint in March, perhaps to avoid being forced to act more harshly later. There is little reason to suspect that the Fed will soon change this policy, although with the economy seeming to enjoy strong growth without surging inflation, the FOMC may be reluctant to raise rates again in the immediate future.



Market and Portfolio Focus
      Market interest rates have been quite volatile over the past year. Ten-year U.S. Treasury rates have ranged from a high of 7.05% last June to a low of 6.05% last December. Despite these interest rate swings, yield spreads on investment grade corporates and agency mortgages have been surprisingly stable. These sector spreads have generally varied by less than 10-20 basis points with few exceptions. Low supply and good demand from insurance companies, banks, the Federal National Mortgage Association, and the Federal Home Mortgage Corporation, along with steady economic growth, have kept spreads at narrow levels.
      Due to these historically narrow spreads on traditional high-grade bonds, we have focused the portfolio on nontraditional sectors of the fixed-income market. Areas of focus have been commercial mortgage-backed and residential mortgaged-backed securities, now at 14% and 8% of the portfolio, respectively. We expect these securities to benefit from further improvement in real estate values. Our largest corporate sector is now banking, with a 10% portfolio weight. The large supply of bank issuance in the fourth quarter of 1996 provided an opportunity to purchase bank paper at attractive yield levels.
      While we have made several modest changes to the portfolio's duration during the year to take advantage of changing market conditions, the portfolio's current duration is 4.4 years _ slightly shorter than the duration of the Merrill Lynch Domestic Master Index. Additionally, we have structured the portfolio to overweight both short and long maturity investments. We believe this barbelled structure should perform best if the Treasury yield curve continues to flatten.
      As always, we remain focused on the Fund's investment objective to maximize current income. We will be monitoring all areas of the fixed income markets for superior risk/reward relationships to capitalize on in the Fund. Your continued confidence in the Dreyfus Strategic Income Fund and The Dreyfus Corporation is greatly appreciated.
                                      Very Truly Yours,
                             [Kevin M. McClintock signature logo]
                                      Kevin M. McClintock
                                      Head of Taxable Fixed Income
May 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** The Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for comparing portfolios that include U.S. Government, Mortgage and BBB or higher rated corporate securities with maturities greater than or equal to one year.
***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.


DREYFUS STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS                                                                          APRIL 30, 1997 (UNAUDITED)
                                                                                                Principal
Bonds and Notes_84.4%                                                                            Amount             Value
                                                                                              _____________      _____________
     Aircraft & Aerospace_2.8%       Fairchild,
                                       Sub. Deb., 12%, 2001..............                    $    7,500,000       $  7,575,000
                                                                                                                   ____________
                 Banking_10.2%       BNY Capital I,
                                       Gtd. Capital Securities, Ser. B, 7.97%, 2026               5,000,000          4,910,015
                                     BankBoston Capital Trust II,
                                       Gtd. Capital Securities, 7 3/4%, 2026                      4,000,000          3,735,000
                                     Colonial Bancgroup ,
                                       Gtd. Capital Securities, 8.92%, 2027                       9,000,000          8,923,680
                                     First Union Institutional Capital I,
                                       Gtd. Capital Securities, 8.04%, 2026                       5,000,000          4,894,695
                                     PNC Institutional Capital Trust A,
                                       Gtd. Capital Securities, Ser. A, 7.95%, 2026               5,000,000 (a)      4,753,125
                                                                                                                   ____________
                                                                                                                    27,216,515
                                                                                                                   ____________
    Commercial Mortgage
                  Backed_13.7%       277 Park Avenue Finance, Ser. 1997-C1,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Cl. B-1, 7.88%, 2007..............                        10,000,000 (a)     10,184,375
                                     Asset Securitization Corp., Commercial Mortgage
                                       Pass-Through Ctfs., Ser. 1996-D3:
                                           Cl. A4, 7.80%, 2026                                    5,000,000 (b)      5,113,281
                                           Cl. A5, 8.143%, 2026                                   2,500,000 (b)      2,535,156
                                     Structured Asset Securities,
                                       Multiclass Pass-Through Ctfs., REMIC,
                                       Ser. 1996-CFL:
                                           Cl. C, 6.525%, 2028                                    7,192,927 (a)      7,028,838
                                           Cl. F, 7 3/4%, 2028                                    9,000,000 (a)      8,699,063
                                           Cl. H, 7 3/4%, 2028                                    4,750,000 (a)      3,232,969
                                                                                                                   ____________
                                                                                                                    36,793,682
                                                                                                                   ____________
                 Consumer_1.7%       BPC Holding,
                                       Sr. Secured Notes, 12 1/2%, 2006..                         1,250,000          1,293,750
                                     Revlon Worldwide,
                                       Sr. Secured Discount Notes, Ser. B,
                                       Zero Coupon, 1998.................                         3,500,000          3,316,250
                                                                                                                   ____________
                                                                                                                     4,610,000
                                                                                                                   ____________
                   Energy_4.0%       DeepTech International,
                                       Sr. Secured Notes, 12%, 2000......                         4,850,000          5,141,000
                                     Louisiana Land & Exploration,
                                       Deb., 7.65%, 2023.................                         5,450,000          5,335,130
                                     Maxus Energy,
                                       Sinking Fund Deb., 11 1/4%, 2013..                           254,000            262,573
                                                                                                                   ____________
                                                                                                                    10,738,703
                                                                                                                   ____________
                  Foreign_5.4%       Comunicacion Celular SA,
                                       Bonds, Zero Coupon, 2000..........                         2,500,000 (c)      1,750,000

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                APRIL 30, 1997 (UNAUDITED)
                                                                                                Principal
Bonds and Notes (continued)                                                                       Amount             Value
                                                                                                ___________        ___________
           Foreign (continued)       Petroleos Mexicanos,
                                       Gtd. Notes, 8%, 1998..............                    $    4,500,000 (a)   $  4,539,375
                                     Teekay Shipping,
                                       First Preferred Ship Mortgage Notes,
                                       8.32%, 2008.......................                         8,250,000          8,105,625
                                                                                                                   ____________
                                                                                                                    14,395,000
                                                                                                                   ____________
     Foreign/Governmental_5.6%       Republic of Argentina (BOTE),
                                       Floating Rate Notes, Ser. 10, 5 5/8%, 2000                 2,287,680 (b)      2,230,754
                                     Republic of Kazakstan,
                                       Notes, 9 1/4%, 1999...............                         3,500,000 (a)      3,565,078
                                     United Mexican States,
                                       Floating Rate Notes, 7 5/8%, 2001.                         9,000,000 (a,b)    9,135,900
                                                                                                                   ____________
                                                                                                                    14,931,732
                                                                                                                   ____________
               Industrial_1.1%       Renco Metals,
                                       Sr. Notes, 11 1/2%, 2003..........                         1,500,000          1,560,000
                                     Tracor,
                                       Sr. Sub. Notes, 8 1/2%, 2007......                         1,500,000 (a)      1,481,250
                                                                                                                   ____________
                                                                                                                     3,041,250
                                                                                                                   ____________
                Insurance_1.9%       AFC Capital Trust I,
                                       Gtd. Capital Securities, 8.207%, 2027                      5,000,000 (a)      5,064,460
                                                                                                                   ____________
        Residential Mortgage
                   Backed_7.6%       GE Capital Mortgage Services:
                                       Home Equity Loan Pass-Through Ctfs.,
                                               Ser. 1996-HE4, Cl. B3, 9.422%, 2026                1,421,328 (a,b)    1,302,736
                                       REMIC Multiclass Pass-Through Ctfs.:
                                               Ser. 1993-11, Cl. B4, 6%, 2008                       165,111 (a)        146,794
                                               Ser. 1993-15, Cl. B3, 6%, 2008                       458,677 (a)        405,929
                                               Ser. 1996-10, Cl. B3, 6 3/4%, 2011                   542,611 (a)        485,977
                                               Ser. 1996-12, Cl. B2, 7 1/4%, 2011                   844,366 (a)        828,798
                                               Ser. 1996-12, Cl. B3, 7 1/4%, 2011                   361,454 (a)        332,764
                                               Ser. 1996-14, Cl. 2B3, 7 1/4%, 2011                  270,145 (a)        248,365
                                     MORSERV,
                                       Sub. Multi-Class Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-1:
                                            Cl. B2, 7%, 2011                                        871,765            846,974
                                            Cl. B3, 7%, 2011                                        435,882 (a)        401,421
                                     Prudential Home Mortgage Securities,
                                       Mortgage Pass-Through Ctfs., REMIC,
                                       Ser. 1996-7:
                                               Cl. B2, 6 3/4%, 2011                                 502,775            480,151
                                               Cl. B3, 6 3/4%, 2011                               1,934,047 (a)      1,731,577
                                               Cl. B4, 6 3/4%, 2011                                 891,896 (a)        697,630
                                     Residential Funding Mortgage Securities I,
                                       Mortgage Pass-Through Ctfs., REMIC,
                                       Ser. 1996-S7, Cl. A-12, 7%, 2026..                         9,993,652          9,478,355

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               APRIL 30, 1997 (UNAUDITED)
                                                                                                Principal
Bonds and Notes (continued)                                                                       Amount             Value
                                                                                                __________          __________
        Residential Mortgage
            Backed (continued)       Structured Asset Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       REMIC, Ser. Greenpoint 1996-A:
                                            Cl. B-1, 8.441%, 2027                            $    1,798,262        $ 1,822,988
                                            Cl. B-2, 8.441%, 2027                                   718,909            746,319
                                            Cl. B-4, 8.427%, 2027                                   431,543 (a,b)      401,201
                                                                                                                   ____________
                                                                                                                    20,357,979
                                                                                                                   ____________
        Telecommunications_.2%       American Communications Services,
                                       Sr. Discount Notes, Zero Coupon, 2000                        800,000 (d)        420,000
                                                                                                                   ____________
            Transportation_.3%       Moran Transportation,
                                       First Preferred Ship Mortgage Notes,
                                       11 3/4%, 2004.....................                           800,000            860,000
                                                                                                                   ____________
                Utilities_2.5%       Indiantown Cogeneration,
                                       First Mortgage, Ser. A-10, 9.77%, 2020                     6,000,000          6,783,234
                                                                                                                   ____________
      Utilities/Telephone_1.8%       Wisconsin Bell,
                                       Deb., 6.35%, 2006.................                         5,000,000 (e)      4,805,935
                                                                                                                   ____________
     U.S. Government
                 Agencies_9.7%       Federal National Mortgage Association:
                                       9%, 8/1/2026......................                         7,358,804          7,715,191
                                       REMIC, Trust,
                                       Pass-Through Ctfs. (Collateralized by FNMA
                                             Pass-Through Ctfs.), Ser. 1993-137,
                                             Cl. PT, 7%, 6/25/2022
                                             (Interest Only Obligation)....                         (f)              2,520,419
                                     Government National Mortgage Association I:
                                       7 1/2%, 1/15/2002-7/15/2002.......                           601,317            608,269
                                       9%, 11/15/2017....................                        14,175,770         15,110,379
                                                                                                                   ____________
                                                                                                                    25,954,258
                                                                                                                   ____________
         U.S. Government_15.9%       U.S. Treasury Bonds,
                                       7 7/8%, 11/15/2004................                        39,805,000         42,516,716
                                                                                                                   ____________
         TOTAL BONDS AND NOTES
                                       (cost $224,725,156)...............                                         $226,064,464
                                                                                                              =================
Equity-Related Securities_6.0%
Common Stocks_0.0%                                                                                 Shares
                                                                                               _____________
     Industrial;                     INAMED..............................                            33,250 (i)     $   88,320
                                                                                                                   ____________
Warrants_.2%                                                                                       Shares
                                                                                               _____________
     Broadcasting_.1%                Spanish Broadcasting System                                         2,000 (a,g)   220,000
                                                                                                                     __________

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                  APRIL 30, 1997 (UNAUDITED)
Equity-Related Securities (continued)                                                                Shares           Value
                                                                                                    __________      __________
Warrants (continued)
                   Foreign_.1%       Comunicacion Celular SA.................                            2,500 (g) $   176,250
                                                                                                                   ____________
                                         Total Warrants......................                                          396,250
                                                                                                                   ____________
         Preferred Stocks_1.5%
              Broadcasting_.6%       Spanish Broadcasting System,
                                       Cum.,$142.50......................                                2,000 (a)   1,760,000
                                                                                                                   ____________
                Healthcare_.9%       McKesson Financing Trust,
                                       Cum. Conv.,$2.50..................                               40,000 (a)   2,310,000
                                                                                                                   ____________
                                     Total Preferred Stocks..............                                            4,070,000
                                                                                                                   ____________
                                                                                                     Principal
Convertible Notes_4.3%                                                                                Amount
                                                                                                    __________
                   Foreign_.6%       Scandinavian Broadcasting,
                                       Sub. Deb., 7 1/4%, 2005...........                       $    1,700,000       1,513,000
                                                                                                                   ____________
               Industrial_3.7%       INAMED,
                                       Notes, 11%, 1999..................                            6,650,000 (i)   6,650,000
                                     MagneTek,
                                       Sub. Notes, 8%, 2001..............                            2,956,000       3,288,550
                                                                                                                   ____________
                                                                                                                     9,938,550
                                                                                                                   ____________
                                     Total Convertible Notes.............                                           11,451,550
                                                                                                                   ____________
                                     TOTAL EQUITY-RELATED SECURITIES
                                       (cost $15,600,171)................                                        $  16,006,120
                                                                                                                 =============

Short-Term Investments_8.3%
            Time Deposits_8.0%       Chase Manhattan Bank (London),
                                       5 5/8%, 5/1/1997..................                        $  10,491,000   $  10,491,000
                                     Republic National Bank of New York (London),
                                       5 5/8%, 5/1/1997..................                           11,000,000      11,000,000
                                                                                                                   ____________
                                                                                                                    21,491,000
                                                                                                                   ____________
       U.S. Treasury Bills_.3%        5.08%, 6/12/1997                                              786,000 (h)        781,504
                                                                                                                   ____________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $22,272,342)................                                        $  22,272,504
                                                                                                                 =============
TOTAL INVESTMENTS (cost $262,597,669)....................................                                98.7%    $264,343,088
                                                                                                        ======   =============
CASH AND RECEIVABLES (NET)...............................................                                 1.3%    $  3,527,083
                                                                                                        ======   =============
NET ASSETS...............................................................                               100.0%    $267,870,171
                                                                                                        ======   =============


DREYFUS STRATEGIC INCOME FUND

Notes to Statement of Investments:
    (a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
         April 30, 1997, these securities amounted to $68,957,625 or 25.7% of net assets.
    (b)  Variable rate security - interest rate subject to periodic change.
    (c) Zero coupon until 11/15/2000, date on which a stated coupon rate of 13 1/8% becomes effective; the stated maturity date is 11/15/2003.
    (d) Zero coupon until 11/1/2000, date on which a stated coupon rate of 13% becomes effective; the stated maturity date is 11/1/2005.
    (e) Reflects date security can be redeemed at holder's option; the stated maturity date is 12/1/2026.
    (f)  Notional face $8,410,157.
    (g)  Non-income producing.
    (h)  Held by the custodian in a segregated account as collateral for open
         Financial Futures positions.
    (i) Securities restricted as to public resale. Investments in restricted securities, with a value of $6,738,320 represent approximately 2.5% of net assets;

                                                           Acquisition      Purchase       Percentage of
Issuer                                                         Date           Price          Net Assets         Valuation*
___                                                       ____________      _________      _____________      _____________


INAMED:
    Common Stock..............................             1/27/1997         $  8              0.0%        85% of market value
    Conv. Notes, 11%, 3/31/1999...............             1/23/1996          100              2.5%                cost

    *The valuation of these securities has been determined in good faith under the direction of the Board of Trustees.

STATEMENT OF FINANCIAL FUTURES                                                                       APRIL 30, 1997 (UNAUDITED)
                                                                         Market Value                         Unrealized
                                                                           Covered                           Appreciation
Financial Futures                                       Contracts       by Contracts       Expiration         at 4/30/97
________                                               ____________     ____________       _________        _______________
U.S. Treasury 10yr bonds (Short).............              120          $13,113,750        June `97             $30,000
                                                                                                              ============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                  APRIL 30, 1997 (UNAUDITED)
                                                                                                 Cost               Value
                                                                                             _____________       _____________
ASSETS:                          Investments in securities _See Statement of Investments     $262,597,669         $264,343,088
                                 Cash.......................................                                           389,671
                                 Receivable for investment securities sold..                                        49,041,543
                                 Interest receivable........................                                         4,512,916
                                 Receivable for shares of Beneficial Interest subscribed                                 6,000
                                 Prepaid expenses and other assets..........                                            19,277
                                                                                                                 _____________
                                                                                                                   318,312,495
                                                                                                                 _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         154,046
                                 Due to Distributor.........................                                            54,715
                                 Payable for investment securities purchased                                        49,671,875
                                 Payable for shares of Beneficial Interest redeemed                                    494,028
                                 Accrued expenses...........................                                            67,660
                                                                                                                 _____________
                                                                                                                    50,442,324
                                                                                                                 _____________
NET ASSETS..................................................................                                      $267,870,171
                                                                                                                ===============
REPRESENTED BY:                  Paid-in capital............................                                      $274,367,137
                                 Accumulated net realized gain (loss) on investments                                (8,272,385)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments [including $30,000 net unrealized
                                         appreciation on financial futures]_Note 4(b)                                1,775,419
                                                                                                                 _____________
NET ASSETS..................................................................                                      $267,870,171
                                                                                                                ===============
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED).............                         18,746,345
NET ASSET VALUE, offering and redemption price per share....................                                            $14.29
                                                                                                                      ========





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS                                                             SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Interest Income............................                   $11,686,703
                                 Cash Dividends.............................                        272,007
                                                                                            _______________
                                       Total Income.........................                                         $11,958,710
EXPENSES:                        Management fee_Note 3(a)...................                        849,952
                                 Shareholder servicing costs_Note 3(b)......                        507,358
                                 Interest expense_Note 2....................                        113,364
                                 Professional fees..........................                         37,363
                                 Trustees' fees and expenses_Note 3(c)......                         17,637
                                 Custodian fees_Note 3(b)...................                         16,004
                                 Registration fees..........................                         12,716
                                 Prospectus and shareholders' reports.......                         11,358
                                 Miscellaneous..............................                          7,845
                                                                                            _______________
                                       Total Expenses.......................                                         1,573,597
                                                                                                                   _____________
INVESTMENT INCOME_NET.......................................................                                         10,385,113
                                                                                                                   _____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                   $  1,434,531
                                 Net realized gain (loss) on financial futures                     (776,644)
                                                                                            _______________
                                       Net Realized Gain (Loss).............                                            657,887
                                 Net unrealized appreciation (depreciation) on investments
                                     [including $203,750 unrealized appreciation on
                                     financial futures].....................                                             421,608
                                                                                                                   _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         1,079,495
                                                                                                                   _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $11,464,608
                                                                                                                 ===============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                  Six Months Ended
                                                                                   April 30, 1997              Year Ended
                                                                                    (Unaudited)              October 31, 1996
                                                                                 __________________         __________________
OPERATIONS:
  Investment income_net..........................................                  $  10,385,113              $  20,997,858
  Net realized gain (loss) on investments........................                        657,887                 13,361,650
  Net unrealized appreciation (depreciation) on investments......                        421,608                (13,110,345)
                                                                                 __________________         __________________
    Net Increase (Decrease) in Net Assets Resulting from Operations                   11,464,608                 21,249,163
                                                                                 __________________         __________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net..........................................                    (10,419,191)               (20,963,780)
                                                                                 __________________         __________________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold..................................                     16,212,080                 27,107,019
  Dividends reinvested...........................................                      7,509,678                 15,493,693
  Cost of shares redeemed........................................                    (51,807,871)               (68,320,151)
                                                                                 __________________         __________________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions          (28,086,113)               (25,719,439)
                                                                                 __________________         __________________
      Total Increase (Decrease) in Net Assets....................                   (27,040,696)                (25,434,056)
NET ASSETS:
  Beginning of Period............................................                    294,910,867                320,344,923
                                                                                 __________________         __________________
  End of Period..................................................                   $267,870,171               $294,910,867
                                                                                 __________________         __________________
UNDISTRIBUTED INVESTMENT INCOME_NET..............................                       ___                      $   34,078
                                                                                 __________________         __________________
                                                                                       Shares                      Shares
                                                                                 __________________         __________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold....................................................                      1,124,612                  1,909,503
  Shares issued for dividends reinvested.........................                        521,803                  1,092,669
  Shares redeemed................................................                     (3,605,636)                (4,816,766)
                                                                                 __________________         __________________
    Net Increase (Decrease) in Shares Outstanding................                     (1,959,221)                (1,814,594)
                                                                                =================         ==================








SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                      Six Months Ended
                                                       April 30, 1997                   Year Ended October 31,
                                                                             ______________________________________________
PER SHARE DATA:                                         (Unaudited)          1996      1995      1994      1993      1992
                                                        _________           _______   ______    ______    ______     ______
    Net asset value, beginning of period..                $14.24           $14.22    $12.95    $15.36    $14.02     $13.44
                                                          _______          _______    ______    ______    ______     ______
    Investment Operations:
    Investment income_net.................                   .52              .98       .93       .95      1.01       1.07
    Net realized and unrealized gain (loss)
      on investments......................                   .05              .02      1.27     (2.04)     1.41        .58
                                                          _______          _______    ______    ______    ______     ______
    Total from Investment Operations......                   .57             1.00      2.20     (1.09)     2.42       1.65
                                                          _______          _______    ______    ______    ______     ______
    Distributions:
    Dividends from investment income_net..                  (.52)            (.98)     (.93)     (.95)    (1.01)     (1.07)
    Dividends from net realized gain on investments           __               __        __      (.37)     (.07)       __
                                                          _______          _______    ______    ______    ______     ______
    Total Distributions...................                  (.52)            (.98)     (.93)    (1.32)    (1.08)     (1.07)
                                                          _______          _______    ______    ______    ______     ______
    Net asset value, end of period........                $14.29           $14.24    $14.22    $12.95    $15.36     $14.02
                                                         ========          ======    ======    ======    ======     ======
TOTAL INVESTMENT RETURN...................                  8.21%(1)        7.27%  17.57%(2) (7.44%)(2) 17.93%(2)   12.64%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets      1.03%(1)         1.04%      1.04%     .94%      .84%      .85%
    Ratio of interest expense to average net assets         .08%(1)          .02%       __        __         __        __
    Ratio of net investment income
      to average net assets...............                  7.33%(1)        6.89%     6.87%     6.84%     6.83%      7.58%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                   __              __         __       .11%      .24%       .40%
    Portfolio Turnover Rate...............                208.25%(3)      214.55%    176.59%  161.35%    118.38%    72.82%
    Net Assets, end of period (000's Omitted)           $267,870         $294,911  $320,345  $322,487  $375,459   $149,801
(1)    Annualized.
(2)    Exclusive of sales load.
(3)    Not annualized.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Strategic Income Fund (the "Fund") is a series of Dreyfus Income Funds (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering four series, including the Fund. The Fund's investment objective is to maximize current income by investing principally in debt securities of domestic and foreign issuers. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares which are sold to the public without a sales load.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, financial futures and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.



DREYFUS STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $9,221,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1996. If not applied, $622,000 of the carryover expires in fiscal 2002, and $8,599,000 expires in fiscal 2003.
NOTE 2_BANK LINE OF CREDIT:
    The Fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At April 30, 1997, there were no outstanding borrowings under either line of credit.
    The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1997 was approximately $3.9 million, with a related weighted average annualized interest rate of 5.90%. The maximum amount borrowed at any time during the period ended April 30, 1997 was $26.4 million.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $354,147 was charged to the Fund by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $116,174 during the period ended April 30, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1997, $16,004 was charged by Mellon pursuant to the custody agreement.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the year ended April 30, 1997, amounted to $619,396,821 and $667,567,098, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin

DREYFUS STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) payments are received or made to reflect daily realized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contracts amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1997, and their related unrealized appreciation are set forth in the Statement of Financial Futures.
    (B) At April 30, 1997, accumulated net unrealized appreciation on investments and financial futures was $1,775,419, consisting of $4,031,071 gross unrealized appreciation and $2,255,652 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS STRATEGIC INCOME FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            031SA974
[Dreyfus logo]
Registration Mark

Strategic
Income Fund
Semi-Annual
Report
April 30, 1997